UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                 August 3, 2004


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OF REGISTRANT SPECIFIED IN ITS CHARTER)


       STATE OR OTHER               COMMISSION                IRS EMPLOYER
       JURISDICTION                 FILE NUMBER:             IDENTIFICATION
     OF INCORPORATION:                                           NUMBER:



         DELAWARE                   001-13790                  76-0336636




                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)




                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300





                  ---------------------------------------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On August 3, 2004, HCC Insurance Holdings, Inc. announced its results for the Second Quarter of 2004. A press release setting forth the announcement is set forth below.

 HCC Reports Strong Second Quarter and First Six Months 2004 Results

    HOUSTON--(BUSINESS WIRE)--Aug. 3, 2004--HCC Insurance Holdings, Inc. (NYSE:HCC) today released earnings for the second quarter of 2004.
    Net earnings increased substantially during the second quarter of 2004, rising 41% to $46.4 million from $33.0 million and diluted earnings per share grew 37% to $0.71 from $0.52, both compared to the same period in 2003. Net earnings increased significantly during the first six months of 2004, rising 60% to $91.0 million compared to $56.7 million and diluted earnings per share grew 56% to $1.39 from $0.89, both compared to the first six months of 2003.
    Stephen L. Way, Chairman and Chief Executive Officer, commenting on the results said, "The Company's record second quarter 2004 earnings are as a result of the continuing bottom line improvement across all of our reporting segments. We continue to outperform our peers and barring any major catastrophe loss, expect earnings to continue to grow through 2005."
    Total revenue grew substantially during the first six months of 2004, rising 36% to $595.3 million from $437.8 million in the corresponding period in 2003. Revenue continues to increase strongly across all of the Company's reporting segments.
    Net earned premium of the Company's insurance company subsidiaries continues to grow substantially, rising by 36% to $469.1 million during the first six months of 2004 compared to $345.9 million in the first half of 2003. During the same period net written premium increased by 23% to $544.8 million from $443.6 million. These record levels were achieved as a result of strong growth in new business, increased retentions and higher rates in some lines of business.
    The GAAP combined ratio of the Company's insurance company subsidiaries was 85.0% for the first six months of 2004 compared to 88.9% in the corresponding period of 2003. Mr. Way added, "This continuing strong underwriting performance was achieved while keeping our loss reserves at very conservative levels, well above the mid-point of the actuarial range. We expect earned premium growth with this level of underwriting success to continue into 2005."
    Management fee and commission income increased significantly during the first six months of 2004 rising 41% to $89.9 million, from $63.7 million in the first half of 2003. These increased revenues came from new business and an acquisition made in 2003.
    Net investment income increased by 29% in the first half of 2004 to $29.4 million compared to $22.9 million in the corresponding period in 2003. This growth was due to increased investment assets, which grew 18% from year-end 2003. The Company maintains a very short duration investment portfolio of fixed income securities and therefore, the negative effect of rising interest rates and the resulting unrealized loss in value of those securities has a much reduced effect on the Company's shareholders' equity. Conversely, if rates continue to rise, this will provide the Company with opportunities to rapidly extend durations and allow investment income to continue to grow substantially.
    As of June 30, 2004, total investments surpassed $2.0 billion for the first time in the Company's history; total assets were $5.3 billion; book value per share increased 7% to $17.46 despite a $0.22 per share reduction in unrealized investment gains from the Company's fixed-income investment portfolio; and the Company's debt to total capital ratio reduced to 22.2%; all compared to December 31, 2003. See attached tables.
    HCC will hold an open conference call beginning at 4:00 p.m. (CDT) on Tuesday, August 3, to discuss these results. To participate, the number for domestic calls is 888-806-9459 and the number for international calls is 703-871-3093. In addition, there will be a live webcast available on a listen-only basis that can be accessed through the HCC website at www.hcch.com. A replay of the webcast will be available on the website until Tuesday, August 10, 2004.
    HCC is an international insurance holding company and a leading specialty insurance group since 1974, based in Houston, Texas with offices across the USA and in Bermuda, England and Spain. HCC has assets of $5.3 billion, shareholders' equity of over $1.1 billion and is rated AA (Very Strong) by Standard & Poor's and A+ (Superior) by A.M. Best Company.

    For more information, visit our website at www.hcch.com.

    Forward-looking statements contained in this press release are made under "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.




                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                             June 30, 2004
             (amounts in thousands, except per share data)

Three Months Ended June 30,                        2004        2003
---------------------------------------------- ----------- -----------
Gross written premium                            $521,190    $477,279

Net written premium                               308,861     251,091

Net earned premium                                252,070     183,492

Fee and commission income                          46,102      38,063

Net investment income                              14,967      11,868

Other operating income                              4,080       4,240

Total revenue                                     317,270     237,868

Net earnings                                       46,415      32,968

Earnings per share (diluted)                         0.71        0.52

Cash flow from operations                         112,769      97,401

Weighted average shares outstanding (diluted)      65,686      63,990

GAAP net loss ratio                                  58.7%       65.4%

GAAP combined ratio                                  86.3%       89.1%


                                                 June 30,    December
                                                  2004       31, 2003
                                               -----------------------
Total investments                              $2,001,452  $1,703,346

Total assets                                    5,285,274   4,864,296

Shareholders' equity                            1,128,690   1,046,920

Debt to total capital                                22.2%       22.9%

Book value per share                               $17.46      $16.37


                     HCC Insurance Holdings, Inc.
                         Financial Highlights
                             June 30, 2004
             (amounts in thousands, except per share data)

Six Months Ended  June 30,                        2004        2003
---------------------------------------------- ----------- -----------
Gross written premium                            $980,771    $856,727

Net written premium                               544,816     443,592

Net earned premium                                469,133     345,914

Fee and commission income                          89,945      63,715

Net investment income                              29,402      22,865

Other operating income                              6,239       5,134

Total revenue                                     595,288     437,812

Net earnings                                       90,983      56,735

Earnings per share (diluted)                         1.39        0.89

Cash flow from operations                         213,634     199,272

Weighted average shares outstanding (diluted)      65,557      63,667

GAAP net loss ratio                                  58.4%       63.6%

GAAP combined ratio                                  85.0%       88.9%


                                                 June 30,    December
                                                   2004      31, 2003
                                               ----------- -----------
Total investments                              $2,001,452  $1,703,346

Total assets                                    5,285,274   4,864,296

Shareholders' equity                            1,128,690   1,046,920

Debt to total capital                                22.2%       22.9%

Book value per share                               $17.46      $16.37



             HCC Insurance Holdings, Inc. and Subsidiaries

                 Condensed Consolidated Balance Sheets

           (unaudited, in thousands, except per share data)

                                                June 30,    December
                                                  2004      31, 2003
                                               ----------- -----------
ASSETS

Investments:
   Fixed income securities, at market
      (cost: 2004 - $1,395,833; 2003 -
       $1,134,128)                             $1,401,867  $1,164,166
   Marketable equity securities, at market
      (cost: 2004 - $12,007; 2003 - $12,007)       12,055      12,002
   Short-term investments, at cost, which
    approximates market                           570,024     518,482
   Other investments, at cost, which
    approximates fair value                        17,506       8,696
                                               ----------- -----------
          Total investments                     2,001,452   1,703,346

Cash                                               37,968      96,416
Restricted cash and cash investments              188,087     210,301
Premium, claims and other receivables             969,851     899,031
Reinsurance recoverables                          985,677     916,190
Ceded unearned premium                            301,193     291,591
Ceded life and annuity benefits                    75,412      77,548
Deferred policy acquisition costs                 136,584     106,943
Goodwill                                          400,795     386,507
Other assets                                      188,255     176,423
                                               ----------- -----------

      Total assets                             $5,285,274  $4,864,296
                                               =========== ===========

LIABILITIES

Loss and loss adjustment expense payable       $1,720,050  $1,535,288
Life and annuity policy benefits                   75,412      77,548
Reinsurance balances payable                      269,842     296,916
Unearned premium                                  705,572     592,311
Deferred ceding commissions                        88,311      88,129
Premium and claims payable                        797,450     745,559
Notes payable                                     322,396     310,404
Accounts payable and accrued liabilities          177,551     171,221
                                               ----------- -----------

      Total liabilities                         4,156,584   3,817,376

SHAREHOLDERS' EQUITY

Common stock, $1.00 par value; 250.0 million
 shares authorized (shares issued and
 outstanding: 2004 - 64,643; 2003 - 63,964)        64,643      63,964
Additional paid-in capital                        463,937     447,671
Retained earnings                                 590,458     509,159
Accumulated other comprehensive income              9,652      26,126
                                               ----------- -----------
      Total shareholders' equity                1,128,690   1,046,920
                                               ----------- -----------
      Total liabilities and shareholders'
       equity                                  $5,285,274  $4,864,296
                                               =========== ===========


             HCC Insurance Holdings, Inc. and Subsidiaries

             Condensed Consolidated Statements of Earnings

           (unaudited, in thousands, except per share data)

                                  For the six         For the three
                                  months ended        months ended
                                    June 30,            June 30,
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------
REVENUE

Net earned premium             $469,133  $345,914  $252,070  $183,492
Fee and commission income        89,945    63,715    46,102    38,063
Net investment income            29,402    22,865    14,967    11,868
Net realized investment gain        569       184        51       205
Other operating income            6,239     5,134     4,080     4,240
                               --------- --------- --------- ---------
      Total revenue             595,288   437,812   317,270   237,868

EXPENSE

Loss and loss adjustment
 expense, net                   273,762   220,112   147,898   120,080

Operating expense:
   Policy acquisition costs,
    net                          98,641    65,964    55,422    34,001
   Compensation expense          46,438    38,611    23,625    19,865
   Other operating expense       33,175    26,038    17,796    12,939
                               --------- --------- --------- ---------
      Total operating expense   178,254   130,613    96,843    66,805

Interest expense                  3,958     3,596     1,746     1,914
                               --------- --------- --------- ---------
      Total expense             455,974   354,321   246,487   188,799
                               --------- --------- --------- ---------

      Earnings from continuing
       operations before
       income tax
       provision                139,314    83,491    70,783    49,069

Income tax provision from
 continuing operations           48,132    30,037    24,403    17,955
                               --------- --------- --------- ---------
Earnings from continuing
 operations                      91,182    53,454    46,380    31,114

Earnings (loss) from
 discontinued operations,
 net of income taxes
 (benefit) of $(110),
 $1,905, $36 and $1,165            (199)    3,281        35     1,854
                               --------- --------- --------- ---------
        Net earnings            $90,983   $56,735   $46,415   $32,968
                               ========= ========= ========= =========

Basic earnings per share data:

Earnings from continuing
 operations                       $1.42     $0.85     $0.72     $0.49

Earnings (loss) from
 discontinued operations          (0.01)     0.05        --      0.03
                               --------- --------- --------- ---------
         Net earnings             $1.41     $0.90     $0.72     $0.52
                               ========= ========= ========= =========
Weighted average shares
 outstanding                     64,399    62,753    64,538    62,867
                               ========= ========= ========= =========
Diluted earnings per share
 data:

Earnings from continuing
 operations                       $1.39     $0.84     $0.71     $0.49

Earnings from discontinued
 operations                          --      0.05        --      0.03
                               --------- --------- --------- ---------
         Net earnings             $1.39     $0.89     $0.71     $0.52
                               ========= ========= ========= =========
Weighted average shares
 outstanding                     65,557    63,667    65,686    63,990
                               ========= ========= ========= =========
Cash dividends declared, per
 share                            $0.15     $0.13    $0.075    $0.065
                               ========= ========= ========= =========


             HCC Insurance Holdings, Inc. and Subsidiaries

            Condensed Consolidated Statements of Cash Flows

           (unaudited, in thousands, except per share data)

                                   For the six        For the three
                                  months ended         months ended
                                    June 30,             June 30,
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------
Cash flows from operating
 activities:
Net earnings                    $90,983   $56,735   $46,415   $32,968
Adjustments to reconcile net
 earnings to net cash provided
 by operating activities:
   Change in premium, claims
    and other receivables       (65,155) (169,946)   37,833  (107,729)
   Change in reinsurance
    recoverables                (64,772)  (64,084)  (21,154)  (17,052)
   Change in ceded unearned
    premium                      (6,642)  (65,813)    1,724   (41,382)
   Change in loss and loss
    adjustment expense
    payable                     169,225   149,833    75,602    70,912
   Change in reinsurance
    balances payable            (28,803)   64,265   (28,840)   35,430
   Change in unearned
    premium                      86,183   166,720    58,551   110,496
   Change in premium and
    claims payable, net of
    restricted cash              74,105    58,845   (23,340)   18,965
   Depreciation and
    amortization expense          7,368     5,564     3,978     2,588
   Other, net                   (48,858)   (2,847)  (38,000)   (7,795)
                               --------- --------- --------- ---------
      Cash provided by
       operating activities     213,634   199,272   112,769    97,401

Cash flows from investing
 activities:
   Sales of fixed income
    securities                  133,694   123,181    30,602    27,952
   Maturity or call of fixed
    income securities            72,340    69,086    39,224    41,728
   Sales of equity securities     4,671     1,165     4,371       182
   Other proceeds                    --    16,846        --    16,846
   Change in short-term
    investments                  (8,807)  (89,563)   50,238    58,636
   Cost of securities acquired (406,263) (407,875) (192,909) (243,638)
   Payments for purchase of
    subsidiaries, net of
    cash received               (71,038)   (4,079)  (27,731)   (4,079)
   Other, net                        72    (3,135)   (2,194)   (1,612)
                               --------- --------- --------- ---------
      Cash used by investing
       activities              (275,331) (294,374)  (98,399) (103,985)

Cash flows from financing
 activities:
   Issuance of notes payable,
    net of costs                  2,000   134,845     2,000        --
   Sale of common stock          13,070    11,969     3,146     8,238
   Payments on notes payable     (2,185)  (67,622)   (2,094)      (95)
   Dividends paid                (9,636)   (8,137)   (4,836)   (4,076)
                               --------- --------- --------- ---------
      Cash provided (used)
       by financing activities    3,249    71,055    (1,784)    4,067
                               --------- --------- --------- ---------
      Net change in cash        (58,448)  (24,047)   12,586    (2,517)

      Cash at beginning of
       period                    96,416    40,306    25,382    18,776
                               --------- --------- --------- ---------
      Cash at end of period     $37,968   $16,259   $37,968   $16,259
                               ========= ========= ========= =========


                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                             June 30, 2004
                           ($ in thousands)

                                   2nd Qtr     2nd Qtr     Change
                                    2004        2003          %
                                 ----------- ----------- -----------
GROSS WRITTEN

Group life, accident & health      $147,201    $144,162           2%
Diversified financial products      220,797     143,106          54
London market account                60,644      79,434         (24)
Aviation                             53,860      64,429         (16)
Other specialty lines                32,974       5,381          nm
                                 ----------- ----------- -----------
                                    515,476     436,512          18%

Discontinued lines                    5,714      40,767          nm
                                 ----------- ----------- -----------
                                   $521,190    $477,279           9%
                                 =========== =========== ===========


NET WRITTEN

Group life, accident & health       $83,345     $81,168           3%
Diversified financial products       96,306      48,907          97
London market account                49,169      65,322         (25)
Aviation                             54,131      30,525          77
Other specialty lines                19,904       2,183          nm
                                 ----------- ----------- -----------
                                    302,855     228,105          33%

Discontinued lines                    6,006      22,986          nm
                                 ----------- ----------- -----------
                                   $308,861    $251,091          23%
                                 =========== =========== ===========


NET EARNED PREMIUM

Group life, accident & health       $80,501     $75,526           7%
Diversified financial products       73,714      26,512         178
London market account                35,408      37,081          (5)
Aviation                             32,998      24,355          35
Other specialty lines                15,720         153          nm
                                 ----------- ----------- -----------
                                    238,341     163,627          46%

Discontinued lines                   13,729      19,865          nm
                                 ----------- ----------- -----------
                                   $252,070    $183,492          37%
                                 =========== =========== ===========


                     HCC Insurance Holdings, Inc.
                       Insurance Company Premium
                             June 30, 2004
                           ($ in thousands)

                                  Year to Date  Year to Date  Change
                                     2004           2003        %
                                  ------------  ------------ --------
GROSS WRITTEN

Group life, accident & health        $293,855      $283,482        4%
Diversified financial products        391,663       250,426       56
London market account                 117,344       140,152      (16)
Aviation                               96,993       108,960      (11)
Other specialty lines                  63,994         6,845       nm
                                  ------------  ------------ --------
                                      963,849       789,865       22%

Discontinued lines                     16,922        66,862       nm
                                  ------------  ------------ --------
                                     $980,771      $856,727       14%
                                  ============  ============ ========


NET WRITTEN

Group life, accident & health        $161,312      $157,353        3%
Diversified financial products        167,814        82,214      104
London market account                  81,886       102,554      (20)
Aviation                               75,081        51,204       47
Other specialty lines                  38,809         2,222       nm
                                  ------------  ------------ --------
                                      524,902       395,547       33%

Discontinued lines                     19,914        48,045       nm
                                  ------------  ------------ --------
                                     $544,816      $443,592       23%
                                  ============  ============ ========


NET EARNED PREMIUM

Group life, accident & health        $159,890      $147,509        8%
Diversified financial products        130,113        44,818      190
London market account                  61,522        66,457       (7)
Aviation                               57,267        48,237       19
Other specialty lines                  28,291           207       nm
                                  ------------  ------------ --------
                                      437,083       307,228       42%

Discontinued lines                     32,050        38,686       nm
                                  ------------  ------------ --------
                                     $469,133      $345,914       36%
                                  ============  ============ ========


                     HCC Insurance Holdings, Inc.
                   Consolidated Insurance Companies
                            Net Loss Ratios
                             June 30, 2004
                           ($ in thousands)

                     Year to Date 2004           Full Year 2003
                  Net                       Net
    Line of      Earned    Actual    Loss   Earned    Actual    Loss
    Business     Premium   Losses    Ratio  Premium   Losses    Ratio
--------------- -------------------------- --------------------------

Group life,
 accident &
 health         $159,890  $100,248   62.7% $290,009  $178,561   61.6%

Diversified
 financial
 products        130,113    59,461   45.7   123,562    59,112   47.8

London market
 account          61,522    27,976   45.5   137,572    73,254   53.2


Aviation          57,267    33,826   59.1    97,536    59,952   61.5


Other specialty
 lines            28,291    17,091   60.4    12,443     7,728   62.1

                -------------------------- --------------------------
                 437,083   238,602   54.6   661,122   378,607   57.3

Discontinued
 lines            32,050    35,160  109.7    77,150   110,045  142.6

                -------------------------- --------------------------
Total           $469,133  $273,762   58.4% $738,272  $488,652   66.2%
                ========================== ==========================




    CONTACT: HCC Insurance Holdings, Inc., Houston
             L. Byron Way, 713-690-7300
             www.hcch.com

     The information contained herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Dated:  August 3, 2004              HCC INSURANCE HOLDINGS, INC.






                                    By:    /s/ Christopher L. Martin
                                       ----------------------------------------
                                             Christopher L. Martin
                                             Executive Vice President
                                             and General Counsel